EXHIBIT 99.5

INDEVUS PHARMACEUTICALS, INC.

RESTRICTED STOCK AWARD AGREEMENT

THIS AGREEMENT is made between ____________________ (“Participant”) and Indevus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), as of ____________________, _____.

RECITALS

WHEREAS, Participant is an employee of the Company and the Participant’s continued retention is considered by the Company to be important for the Company’s growth;

WHEREAS, to give Participant an opportunity to acquire an equity interest in the Company as an incentive for Participant to continue to participate in the affairs of the Company, the Company is willing to grant to Participant and Participant desires to acquire an award (a “Restricted Stock Award”) entitling Participant to receive shares of the Company’s Common Stock, $.001 par value (“Common Stock”), according to the terms and conditions contained herein and in the Company’s 1997 Equity Incentive Plan (the “Plan”); and

WHEREAS, pursuant to the Plan, this Agreement grants the Company a repurchase option exercisable in certain instances on the terms and conditions set forth herein.

NOW, THEREFORE, it is hereby agreed as follows:

1. Stock Award. Subject to the terms and conditions hereof, the Company hereby grants Participant a Restricted Stock Award entitling Participant to receive an aggregate of ____________________shares (the “Shares”) of the Company’s Common Stock in consideration of services rendered to the Company and payment of the par value of the Shares ($.001 per share).

2. Vesting.

(a) Shares subject to the Restricted Stock Award granted hereunder are issuable to Participant only upon satisfaction of the vesting periods set forth below, based on continued employment services of Participant with the Company, subject to (i) the provisions of paragraph (b) below and (ii) earlier termination or expiration of the Restricted Stock Award under Section 3 below.

No. of Shares Initially Vesting	Initial Vesting Date

(b) Any or all of the Initial Vesting Dates set forth above shall be automatically extended to a new date (the “New Vesting Date”) without any action on the part of the Company or the Participant, if the applicable Initial Vesting Date occurs during a Black-Out Period, as defined in sub-paragraph (i) below and as determined by the Board of Directors or the Committee.

(i) “Black-Out Period” shall mean any period of time during which the Participant is unable to sell Shares as a result of legal or contractual restrictions on such sale, including but not limited to periods in which (a) the Participant is subject to a “lock-up” agreement with a third party executed in connection with a public offering or other financing transaction by the Company prohibiting the sale by Participant of shares of the Company’s Common Stock for a specified period of time without such third party’s consent or (b) the Participant is subject to “insider-trading” restrictions imposed by the Company or by law.

(ii) The New Vesting Date shall be the _________________ business day after expiration of the Black-Out Period related to the applicable Initial Vesting Date.

(c) Participant acknowledges that, subject to the provisions of (i) subsection (b) above, and (ii) Section 12 of the Plan, the dates for the vesting of Shares (whether such dates are Initial Vesting Dates or New Vesting Dates) will be strictly interpreted.

(d) For purposes of this Agreement, “Vested Shares” shall mean Shares subject to this Restricted Stock Award that have vested under the preceding paragraphs; “Unvested Shares” shall mean Shares not so vested; “Vesting Dates” shall mean the Initial Vesting Dates or any New Vesting Dates, as applicable.

3. Termination of Employment.

(a) If Participant’s employment with the Company is terminated for any reason whatsoever, other than for death or Disability (as defined below), this Restricted Stock Award will terminate and expire immediately upon such termination.

(b) If Participant’s employment with the Company is terminated due to death or Disability (as defined below), the Restricted Stock Award shall terminate and expire on the date twelve (12) months following the effective date of such termination.

(c) For purposes of this Section, “Disability” means any disability which, in the opinion of the Board of Directors of the Company, renders the Participant unable to perform his duties as an employee of the Company on a full time basis.

4. Company Right to Repurchase. The Company shall have the right and option (the “Repurchase Right”) to repurchase all or any portion of the Shares issuable to Participant pursuant to this Restricted Stock Award as follows:

(a) If the Company elects to exercise its Repurchase Right, the Company shall deliver, not later than the second business day prior to a Vesting Date, a notice (“Notice”) to the Participant stating (i) the Company’s intention to purchase all or any portion of the Shares vesting on the applicable Vesting Date, (ii) the number of such Shares to be purchased, and (iii) the date and place for closing, which closing shall occur not more than five (5) days after the Company’s mailing of the Notice.

(b) At the closing, the holder of the certificate for the Shares to be sold shall deliver the stock certificate or certificates evidencing such Shares, duly endorsed in blank or with duly endorsed stock powers attached thereto all in form suitable for the transfer of the Shares to the Company and the Company shall deliver the purchase price therefor, at a price per Share equal to the Fair Market Value (as determined in accordance with Section 6). The Company may elect to exercise the Repurchase Right by withholding issuance of the number of Shares issuable on the applicable Vesting Date equal to the number of Shares the Company has elected to purchase pursuant to the Repurchase Right as set forth in the Notice, in exchange for payment of the purchase price.

(c) The Company shall not be required (i) to transfer on its books any Vested Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

5. Transferability of the Award; Certificates.

(a) This Restricted Stock Award may not be sold, transferred, pledged, hypothecated or otherwise disposed of, except as provided for in the Plan and except to (i) the spouse, children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of Participant or such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners (individually or collectively, “Permitted Transferee(s)”), provided that (w) the award must be held by the Participant for a period of at least one month prior to transfer, (x) there may be no consideration for any such transfer, (y) subsequent transfers of transferred awards shall be prohibited except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and except in accordance with this Agreement. Transfer or sale of said Award is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any Permitted Transferee shall hold such award subject to all the provisions hereof and shall acknowledge the same by signing a copy of this Agreement.

(b) If requested by the Company or an underwriter of a public offering of the Company’s securities, Participant shall execute and deliver to the Company a “lock-up” agreement requiring that the Participant not sell, transfer or dispose of any or all of the Shares subject to this

Restricted Stock Award, during specified periods, in form and substance satisfactory to the Company. Participant further agrees that the Company may impose stop-transfer restrictions with respect to the Shares subject to the foregoing restrictions until the end of such period.

(c) Upon satisfaction of the applicable vesting periods set forth in Section 2 of this Agreement and compliance with the other terms and conditions of this Agreement, the Company shall issue to Participant certificates evidencing the Shares issuable pursuant to this award on the applicable Vesting Date. The certificate or certificates evidencing the Shares subject to this award shall be endorsed with legends substantially as follows, as well as any legend required to reflect a “lock-up” as referred to in paragraph (b) above, as applicable:

“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THE RESTRICTED STOCK AWARD AGREEMENT PURSUANT TO WHICH SUCH SHARES WERE PURCHASED, A COPY OF WHICH IS ON FILE WITH THE CORPORATION.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

6. Fair Market Value. For purposes of this Agreement, the “Fair Market Value” of a share of Common Stock of the Company as of a specified date shall mean the closing price of a share of the Common Stock on the principal securities exchange (including the Nasdaq National Market) on which such shares are traded on the day as of which Fair Market Value is being determined, (or, if Shares are sold on such date, the net sales price per Share) or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the Shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the Shares in the over-the-counter market on the day as of which Fair Market Value is being determined (or, if Shares are sold on such date, the net sales price per Share) or on the next preceding date on which such high bid and low asked prices were recorded. If the Shares are not publicly traded, Fair Market Value of a share of Common Stock shall be determined in good faith by the Board of Directors or the Committee using such factors, in its judgment, as are relevant in measuring the value of the Common Stock. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

7. Ownership; Voting Rights. The holder of this Restricted Stock Award has no rights as a Stockholder with respect to any of the Shares subject to the Restricted Stock Award until his or her interest in those Shares is vested pursuant to the provisions of Section 2. The holder of this Restricted Stock Award hereby agrees to any reduction, restriction or limitation in voting rights of the Shares which may be imposed by law or by the Board of Directors or the Committee providing that any such reduction, restriction or limitation terminates automatically upon the public sale of the Shares.

8. Notices. Notices required hereunder shall be given in person or by registered mail to the address of Participant shown on the records of the Company, and to the Company at its principal executive offices.

9. Survival of Terms. This Agreement shall apply to and bind Participant and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

10. Withholding. (a) The Participant acknowledges and agrees that the Company has the right to withhold from payments of any kind otherwise due to the Participant, or to require the Participant to pay to the Company an amount sufficient to pay any federal, state or local taxes of any kind required by law to be withheld by the Company with respect to this award or the issuance to the Participant of Shares subject to this award. The Company may require the Participant to remit to the Company, at the time of the Tax Date, an amount sufficient to satisfy federal, state and local withholding tax obligations prior to the delivery of the certificates for such Shares, whether or not the Participant is in the employ of the Company at such time. At the option of the Committee or the Board of Directors, the Participant may satisfy such tax obligation in whole or in part by surrendering to the Company shares of Common Stock, including Shares which are not then Unvested Shares, having a Fair Market Value on the day prior to the date that the amount of tax to be withheld is to be determined (the “Tax Date”), equal to the amount of such obligation. All requests by a Participant to have Shares surrendered for this purpose will be made in writing in a form acceptable to the Board of Directors or the Committee and will be subject to the following restrictions:

(i) the request must be made on or prior to the applicable Tax Date;

(ii) once made, then except as provided below, the request will be irrevocable as to the particular Shares as to which the election is made;

(iii) all requests will be subject to the consent or disapproval of the Board or the Committee;

(iv) if the Participant is a Reporting Person, the election to use stock withholding shall be as permitted by Rule 16b-3(e) under the Exchange Act.

(b) If requested by the Company, Participant hereby agrees that sales of Shares subject to this award shall be sold by Participant only through such broker-dealers, each of which is a member of the National Association of Securities Dealers, Inc. (“NASD”) as have been designated by the Company (a “Designated NASD Dealer”) whereby, upon the Participant irrevocably electing to sell a portion of the Shares the Designated NASD Dealer irrevocably commits upon receipt of such Shares to forward directly to the Company an amount sufficient to satisfy the federal, state and local withholding tax obligation with respect to the issuance of the Shares.

(c) The Participant acknowledges that he has been informed of the availability of making an election in accordance with Section 83(b) of the Code; and that the Participant is solely responsible for making such election.

11. Representations. Participant has had an opportunity to review with his own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that he (and not the Company) shall be responsible for his own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

12. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

Participant represents that he has read the Plan and this Agreement and is familiar with their terms and provisions. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or the Committee upon any questions arising under the Plan or this Agreement.

IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

INDEVUS PHARMACEUTICALS, INC.

By: ______________________________

Title: Treasurer

[NAME OF PARTICIPANT]

__________________________________

Social Security No. __________________

Address: __________________________

[PERMITTED TRANSFEREE]

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Social Security No. __________________

Address: __________________________

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